UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   May 18, 2005

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code   (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On May 18, 2005, the Board of Directors (the “Board”) of Cephalon, Inc. (the “Company”), upon the recommendation of the Stock Option and Compensation Committee of the Board, approved certain changes to the Board’s compensation as was described in Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004. The primary changes to the Board’s compensation are as follows:

•             Board members will now receive a $2,000 fee for each meeting of the Board they participate in by telephone (prior to this change, fees were paid only for meetings attended by a director in person); and

•             the Board’s Presiding Director will receive an additional $20,000 annual retainer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: May 20, 2005	By:	/s/ John E. Osborn
John E. Osborn
Sr. Vice President, General Counsel & Secretary